EXHIBIT 32.1

FIRST HARTFORD CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Hartford Corporation (the "Company") on Form 10-Q for the quarter ended July  31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Neil H. Ellis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and  results of operations of the Company.

                        Neil H. Ellis

Neil H. Ellis

President and Chief Executive Officer

Date:  October 19, 2009